Stellar Biotechnologies Applies for Voluntary Delisting From TSX Venture Exchange

PORT HUENEME, CA -- (Marketwired - March 23, 2016) - Stellar Biotechnologies, Inc. ("Stellar") (NASDAQ: SBOT) (TSX VENTURE: KLH) announced that it has applied for voluntary delisting of the Company's common shares ("Shares") from the TSX Venture Exchange ("TSX-V"). The Company's Shares will continue to trade on The Nasdaq Capital Market ("Nasdaq") under its symbol "SBOT."

The Board of Directors of the Company made the decision to voluntarily delist from the TSX-V based on the very limited trading volume of the Company's shares on the TSX-V, the costs and resources required to maintain TSX-V listing, and the liquid market for the Company's Shares on Nasdaq. The substantial majority of trades in the Company's Shares now occur on Nasdaq and the Company believes that its Nasdaq listing provides sufficient liquidity for its shareholders. The voluntary delisting from TSX-V will allow the Company to reduce listing fees, costs, and administrative burden associated with listing the Company's Shares on two separate stock exchanges.

Upon approval, the TSX Venture Exchange will issue a bulletin setting the effective date of the voluntary delisting. Thereafter, the Company Shares will trade solely on Nasdaq under Stellar's ticker symbol "SBOT."

Shareholders holding shares in Canadian brokerage accounts should contact their brokers to obtain information on how to trade their shares on Nasdaq.

For additional information regarding the Company's Voluntary Delisting for TSX-V, please visit: http://ir.stellarbiotechnologies.com/tsx-v-voluntary-delisting-faq

The Company continues to be a reporting issuer under Canadian securities laws and thus remains subject to Canadian continuous disclosure obligations.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange), nor any other stock exchange, securities commission or other regulatory authority accepts responsibility for the adequacy or accuracy of this release nor approved or disapproved of the information contained herein.

About Stellar Biotechnologies, Inc.
Stellar Biotechnologies, Inc. (NASDAQ: SBOT) (TSX VENTURE: KLH) is the leader in sustainable manufacture of Keyhole Limpet Hemocyanin (KLH), an important immune-stimulating protein used in wide-ranging therapeutic and diagnostic markets. KLH is both an active pharmaceutical ingredient (API) in many new immunotherapies (targeting cancer, immune disorders, Alzheimer's and inflammatory diseases) as well as a finished product for measuring immune status. Stellar Biotechnologies is unique in its proprietary methods, facilities, and KLH technology. We are committed to meeting the growing demand for commercial-scale supplies of GMP grade KLH, ensuring environmentally sound KLH production, and developing KLH-based active immunotherapies.

Visit www.stellarbiotech.com and the KLH knowledge base www.klhsite.org.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "may," "will," "would," "could," "should," "might," "potential," or "continue" and variations or similar expressions. Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance. There can be no assurance that forward-looking statements will prove to be accurate, as all such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results or future events to differ materially from the forward-looking statements. Such risks include, but may not be limited to: general economic and business conditions; liquidity of the Company's shares on Nasdaq; technology changes; competition; changes in strategy or development plans; governmental regulations and the ability or failure to comply with U.S., Canadian or other governmental regulations; the timing of the Company's or its partners' anticipated results, including in connection with clinical trials; and other factors referenced in the Company's filings with securities regulators. For a discussion of further risks and uncertainties related to the Company's business, please refer to the Company's public company reports filed with the B.C. Securities Commission and the U.S. Securities and Exchange Commission. All forward-looking statements are made as of the date hereof and are subject to change. Except as required by law, the Company assumes no obligation to update such statements. This press release does not constitute an offer or solicitation of an offer for sale of any securities in any jurisdiction, including the United States. Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of the information contained in this press release.

Stellar Biotechnologies Company Contact:
Mark A. McPartland
Vice President of Corporate Development and Communications
Phone: +1 (805) 488-2800 ext. 103
markmcp@stellarbiotech.com
www.stellarbiotech.com